Exhibit 99.3

Title: Credit Risk SubTitle: Management  Q2 2008  July 22, 2008

Loan Portfolio Mix



Single Family Residential Loans
$190.0 down to $181.5
Other Loans
$54.4 up to $58.1
Period End Portfolio Balance ($ in billions)
$70
$60
$50
$40
$30
$20
$10
$0
$58.9
$52.9
24%
22%
$51.5
$52.1
21%
22%
$18.6
$16.1
8%
7%
$61.0
$60.4
25%
25%
$31.8
$33.1
13%
14%
$8.8
$10.5
3%
4%
$11.4
$12.4
5%
5%
$2.4
$2.1
1%
1%
Option ARMs
Other Prime
Subprime
Home Equity
Multi-family
Credit Cards
Other Commercial
Other
4Q '07
2Q '08

July 22, 2008

2

Current FICO = 683 Original LTV = 72% Est. Current LTV1 = 70% Est. Current LTV >90% = 14% Est. Current LTV >80% = 38%  $0.01  $0.16  $0.89  $2.05  $66.3  $71.2  $63.6  $52.9  $1.30  $53.5 Title: Option ARM Portfolio  $1.50  $58.1  $1.73  $58.9  1Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008).  $1.93  $55.

Title: Option ARM Portfolio Recasts1  Data as of 6/30/08. 1Assumes that all balances recast no earlier than 5 years after origination and no prepayment or refinancing occurs. (Gp:) $2.2 (Gp:) $7.1 (Gp:) $11.8 (Gp:) $11.4 (Gp:) $18.2

1Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008).   Current FICO = 720    Original LTV = 69% Est. Current LTV1 = 62%  Est. Current LTV >90% = 4% Est. Current LTV >80% = 19% Title: Other Prime Portfolio

1ST Lien Home Equity Current FICO = 738 Original Combined LTV = 65% Est. Current Combined LTV1 = 56% Est. Current Combined LTV >90% = 8% Est. Current Combined LTV >80% = 20% Title: Home Equity Loan / Home Equity LOC Portfolios   $43.6  $50.8  $52.9  $60.4  $55.8  $59.1  $61.0  1Estimated combined loan-to-value ratio based on OFHEO March 2008 data (released May 2008).  $61.2  2nd Lien Home Equity Current FICO = 720 Original Combined LTV = 76% Est. Current Combined LTV1 = 73% Est. Current Combined LTV >90% = 22% Est. Current Combined LTV >80% = 41%

1The balances shown are for accounts existing in both periods and exclude accounts for which Current Combined LTV estimates were not obtained.  2Current combined loan to value ratios are calculated using estimates of potential total debt that reflect the total line amount (including portions that are currently undrawn) with specific analysis using AVMs, BPOs, appraisals, and other techniques.  Percentage of Unfunded Line Reductions1  Unfunded Loan Commitments  2  Reducing Home Equity Exposure  (in billions)  $41.0  Zero Draw  $58.7  Down 30%  Partial Draw

Home Loans Current FICO = 605 Original LTV = 78% Est. Current LTV1 = 72% Est. Current LTV >90% = 13% Est. Current LTV >80% = 33%  Home Equity Current FICO = 671 Original Combined LTV = 94% Est. Current Combined LTV2 = 95% Est. Current Combined LTV >90% = 71% Est. Current Combined LTV >80% = 89%  $19.2 Title: Subprime Mortgage Channel Portfolio   $21.2  $20.8  $16.1  $20.5  $20.0  $18.6  1Estimated loan-to-value ratio based on OFHEO March 2008 data (released May 2008). 2Estimated combined loan-to-value ratio based on OFHEO March 2008 data (released May 2008).    $17.3

Title: Subprime Mortgage Channel Resets  Data as of 6/30/2008.

$31.2  $32.8  $38.6  $45.5  $38.0 Title: Multi-Family Lending and Other Commercial Portfolios  $41.0  $43.2  1Net charge-offs for Other Commercial in 4Q ’07, 1Q ’08, and 2Q ’08 are almost entirely driven from Retail Small Business.  $44.5  1

1Net charge-off data presented for periods 1Q ’05 to 3Q ’05 is for Providian Financial Corp. Title: Managed Card Services Portfolio   1  $20.0  $25.0  $23.5  $26.2  $26.4  $27.2  $26.4

Title: Allowance for Loan Losses

Title: Nonperforming Assets

1Excludes troubled debt restructuring that are current with their revised loan terms. 2Computed as total delinquencies less nonperforming loans and represents loans roughly 30-89 days past due.  1  Declining Rate of Growth in NPAs and Delinquencies

Title: Early Stage Delinquencies1   1Computed as total delinquencies less nonperforming loans and represents loans roughly 30-89 days past due. 2Card Services is shown on a managed basis and represents 30+ day delinquencies.  2

Title: Transition Roll Rates1  1 PPD to 2+ PPD  Current to 1+ PPD  2 PPD to 3+ PPD  3 PPD to Nonaccrual  1Rates shown are 3 month balance-weighted moving averages.  Estimation techniques have been applied in some instances to account for censored loan states occurring in specific periods.

1LoanPerformance TS Securities through April 2008  WaMu Option ARM Delinquencies vs. Industry OTS 90+ Delinquencies, WaMu vs. Industry1, 2004-2007 Vintages  Increase driven by the transfer of Mortgage Banker Finance loans into the portfolio  Vintage 2006  Vintage 2007  Vintage 2005  Vintage 2004

1LoanPerformance TS Securities through April 2008  WaMu Other Prime Delinquencies vs. Industry OTS 90+ Delinquencies, WaMu vs. Industry1, 2004-2007 Vintages  Vintage 2006  Vintage 2007  Vintage 2004  Vintage 2005  Increase driven by the transfer of Mortgage Banker Finance loans into the portfolio

WaMu Subprime Delinquencies vs. Industry OTS 90+ Delinquencies, WaMu vs. Industry1, 2004-2007 Vintages  Vintage 2004  Vintage 2006  Vintage 2007  Vintage 2005  1LoanPerformance TS Securities through April 2008

1LoanPerformance LPS Home Equity HELOC/Seconds through April 2008  WaMu Home Equity Delinquencies vs. Industry MBA 90+ Delinquencies, WaMu vs. Industry1, 2004-2007 Vintages  Vintage 2006  Vintage 2004  Vintage 2005  Vintage 2007

Title: Option ARMs by Metro Area   Loan-to-Value at Origination   Data as of 6/30/2008.

Title: Option ARM Portfolio Loan-to-Value at Origination   1Excludes accounting adjustments and invalid vintage and OLTV values; negative amortization is included in the loan balances. 2Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008). 3Invalid vintage excluded.  4Computed as total delinquencies less nonperforming loans.

Title: Other Prime Portfolio   Loan-to-Value at Origination   1Excludes accounting adjustments and invalid vintage and OLTV values. 2Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008). 3Invalid vintage excluded. 4Computed as total delinquencies less nonperforming loans.

Title: Subprime Mortgage Channel Portfolio   Loan-to-Value at Origination   1Excludes accounting adjustments and invalid vintage and CLTV values. 2Origination loan-to-value used for 1st liens and combined loan-to-value used for 2nd Liens. 3Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008). 4Invalid vintage excluded. 5Computed as total delinquencies less nonperforming loans.

Title: 1st & 2nd Lien Home Equity Portfolio   Loan-to-Value at Origination   1Excludes accounting adjustments and invalid vintage and CLTV values. 2Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008). 3Invalid vintage excluded. 4Computed as total delinquencies less nonperforming loans.

Title: 2nd Lien Home Equity Portfolio   Loan-to-Value a Origination   1Excludes accounting adjustments and invalid vintage and CLTV values. 2Estimated loan-to-value calculation based on OFHEO March 2008 data (released May 2008). 3Invalid vintage excluded. 4Computed as total delinquencies less nonperforming loans.

Body: This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs, such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading “Factors That May Affect Future Results” in Washington Mutual’s 2007 Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 which include:
 Economic conditions that negatively affect housing prices and the job market that have resulted, and may continue to result, in a deterioration in credit quality of the Company's loan portfolio. Access to market-based liquidity sources that may be negatively impacted if market conditions persist or if further ratings downgrades occur and could lead to increased funding costs and reduced gain on sale. The need to raise additional capital due to significant additional losses which could have a dilutive effect on existing shareholders and could affect the ability to pay dividends. Changes in interest rates. Features of certain of the Company’s loan products that may result in increased credit risk. Estimates used by the Company to determine the fair value of certain of our assets that may prove to be imprecise and result in significant changes in valuation. Risks related to the Company’s credit card operations that could adversely affect the credit card portfolio and our ability to continue growing the credit card business. Operational risk which may result in incurring financial and reputational losses. Failure to comply with laws and regulations. Changes in the regulation of financial services companies, housing government-sponsored enterprises, mortgage originators and servicers, and credit card lenders. General business, economic and market conditions and continued deterioration in these conditions. Damage to the Company’s professional reputation and business as a result of allegations and negative public opinion as well as pending and threatened litigation. Significant competition from banking and nonbanking companies.  There are other factors not described in our 2007 Form 10-K, as amended, and Form 10-Q for the quarter ended March 31, 2008 which are beyond the Company’s ability to anticipate or control that could cause results to differ. Title: Cautionary Statements